UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2020

NetApp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1395 Crossman Avenue
Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	NTAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of NetApp, Inc. (the “Company”) held on September 10, 2020 (the “Annual Meeting”), the stockholders of the Company elected the following individuals to serve as members of the Board for the ensuing year or until their respective successors are duly elected and qualified. No members of the Board had continuing terms without election. Abstentions do not impact the outcome of the vote for director elections.

Nominee	Votes For	Votes Against	Abstentions	Broker Nonvotes*
T. Michael Nevens	183,238,151	2,490,435	205,737	19,311,342
Deepak Ahuja	184,805,443	831,441	297,439	19,311,342
Gerald Held	185,121,325	452,587	360,411	19,311,342
Kathryn M. Hill	185,219,143	578,285	136,895	19,311,342
Deborah L. Kerr	183,977,877	1,822,103	134,343	19,311,342
George Kurian	185,228,728	575,873	129,722	19,311,342
Scott F. Schenkel	185,384,862	256,201	293,260	19,311,342
George T. Shaheen	180,464,844	5,320,635	148,844	19,311,342

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve an advisory vote on Named Executive Officer compensation.
Votes For	Votes Against	Abstentions	Broker Nonvotes*
181,818,355	3,940,501	175,467	19,311,342

The proposal was approved.

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 24, 2020.
Votes For	Votes Against	Abstentions	Broker Nonvotes*
196,034,697	9,084,638	126,330	0

The proposal was approved.

3.	Stockholder proposal for stockholder action by written consent.
Votes For	Votes Against	Abstentions	Broker Nonvotes*
93,470,595	91,841,015	622,713	19,311,342

The proposal was approved.

*Broker nonvotes do not affect the outcome of the vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC. (Registrant)
Date: September 16, 2020	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Secretary